Exhibit 10.2

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

AMENDMENT NO. 12

TO

CONTRACT NUMBER GINC-C-08-0390

BETWEEN

GLOBALSTAR, INC.

AND

HUGHES NETWORK SYSTEMS, LLC

FOR

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

Exhibit 10.2

This Amendment No. 12 (“Amendment”) is entered into effective as of October 16, 2014 (“Effective Date”), by and between Hughes Network Systems, LLC, a limited liability company organized under the laws of Delaware (hereinafter referred to as the “Contractor”) with its principal place of business at 11717 Exploration Lane, Germantown, Maryland 20876 USA, and Globalstar, Inc., a company incorporated under the laws of Delaware with its principal place of business at 300 Holiday Square Blvd., Covington, Louisiana 70433 (hereinafter referred to as “Globalstar” or “Customer”). As used herein, Contractor and Globalstar may be referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, Contractor and Globalstar entered into Contract No. GINC-C-08-0390 for the delivery of the Radio Access Network (“RAN”) and the User Terminal Subsystem (“UTS”) (“Contract”) effective May 1, 2008;

WHEREAS, Contractor and Globalstar entered into a Letter Agreement, dated September 22, 2008, for the deferral of payment of certain Payment Milestones (“Deferred Payments”) under the Contract, subject to interest;

WHEREAS, Contractor and Globalstar entered into Amendment No. 1, dated June 16, 2009, for the payment of the Deferred Payments with interest, the PDR Payment Milestone and advance payments;

WHEREAS, Contractor and Globalstar entered into Amendment No. 2, dated August 28, 2009, to extend the schedule of the RAN and UTS program and to revise certain payment milestones and program milestones to reflect the revised program timeline;

WHEREAS, Contractor and Globalstar entered into Amendment No. 3, dated September 21, 2009, to incorporate the revised the program management schedule;

WHEREAS, Contractor and Globalstar entered into Amendment No. 4, dated March 24, 2010, to implement certain Contract Change Notices;

WHEREAS, Contractor and Globalstar entered into a Letter Agreement, dated March 21, 2011, for the deferral of payment of certain amounts due under the Contract, subject to interest, as amended (“March 2011 Deferral Letter”);

WHEREAS, Contractor, Globalstar Canada Satellite Co. (“Globalstar Canada”) and Globalstar, Inc. entered into Amendment No. 5, dated April 5, 2011, to substitute Globalstar Canada for Globalstar under the Contract and with certain exceptions, for all of Globalstar’s rights and obligations under the Contract to be assigned to and assumed by Globalstar Canada;

WHEREAS, Contractor and Globalstar Canada entered into Amendment No. 6, dated November 4, 2011, to extend the schedule of the RAN and UTS program and revise the remaining payment milestones and program milestones to reflect the revised program timeline;

WHEREAS, Contractor and Globalstar Canada entered into Amendment No. 7, dated February 1, 2012, to extend the schedule of the RAN and UTS program and revise the remaining payment milestones and program milestones to reflect the revised program timeline;

WHEREAS, Contractor and Globalstar Canada entered into Amendment No. 8, dated September 6, 2012, to extend the schedule of the RAN and UTS program and revise the remaining payment milestones and program milestones to reflect the revised program timeline;

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

WHEREAS, Contractor and Globalstar Canada entered into Amendment No. 9, dated January 18, 2013, to further extend the schedule of the RAN and UTS program and revise the remaining payment milestones and program milestones to reflect the revised program timeline;

WHEREAS, on July 9, 2013, Globalstar Canada exercised its right pursuant to Amendment No. 5, dated April 5, 2011, to unilaterally terminate Amendment No. 5 and reassign the Contract to Globalstar (the “July 9 Assignment”);

WHEREAS, following the July 9 Assignment, Contractor, Globalstar and Globalstar Canada entered into Amendment No. 10, dated August 7, 2013, confirming the assignment of the Contract from Globalstar Canada to Globalstar, effective as of July 9, 2013 and other matters;

WHEREAS, Contractor and Globalstar entered into a Letter Agreement, dated August 7, 2013, (“August 2013 Letter Agreement”) for the deferral of payment of certain amounts due under the Contract, subject to interest, which replaced and superseded the March 2011 Letter Agreement, and which was amended as of December 16, 2013;

WHEREAS, Globalstar has made certain payments to Contractor in accordance with the August 2013 Letter Agreement, including payment of Payment Milestone #13a;

WHEREAS, the Parties entered into Amendment No. 11, dated December 17, 2013, to further revise and extend the program and payment milestones for commencing and completing the remaining work under the Contract;

WHEREAS, on May 30, 2014, the Parties executed a letter agreement covering scope of work changes and another letter agreement covering equity payments;

WHEREAS, the Parties seek to enter into the formal Contract amendment provided for in the letter agreement covering scope of work changes.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the Parties agree to amend the Contract as follows:

1.    Exhibit C, Pricing Schedule and Payment Plan (Revision J), dated December 17, 2013, shall be deleted and replaced in its entirety by a new Exhibit C, Pricing Schedule and Payment Plan (Revision K), dated October 16, 2014.

2.    Exhibit A, Statement of Work (Revision G), dated December 17, 2013 shall be deleted and replaced in its entirety by a new Exhibit A, Statement of Work (Revision H), dated October 16, 2014.

3.    Exhibit B1, System Technical Specifications (Revision C), dated February 1, 2012, shall be deleted and replaced in its entirety by a new Exhibit B1, System Technical Specifications (Revision D), dated October 16, 2014.

4.    Exhibit B2, RAN Technical Specifications (Revision C), dated February 1, 2012, shall be deleted and replaced in its entirety by a new Exhibit B2, RAN Technical Specifications (Revision D), dated October 16, 2014.

5.    Exhibit B3, UTS Technical Specifications (Revision C), dated February 1, 2012, shall be deleted and replaced in its entirety by a new Exhibit B3, UTS Technical Specifications (Revision D), dated October 16, 2014.

6.     The Parties acknowledge and agree that Globalstar has paid through Payment Milestone Number 15a (set forth in Section 2.1 of Exhibit C) in full and has paid Payment Milestone Number 1 (set forth in Section 2.3 of Exhibit C) in full as of the Effective Date of this Amendment.

6.    This Amendment shall be governed by and interpreted according to the laws of the State of New York.

7.    This Amendment may be signed in counterparts and each original counterpart shall be deemed binding on each Party collectively and individually.

8.    Except as amended herein, all terms and conditions of the Contract shall remain in full force and effect.

(signature page follows on next page)

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment.

GLOBALSTAR, INC.	HUGHES NETWORK SYSTEMS, LLC
BY: /s/ Paul A. Monte	BY: /s/ Sean P. Fleming
Name: Paul A. Monte	Name: Sean P. Fleming
Title: Vice President, Engineering & Operations	Title: VP & Associate General Counsel

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT A: STATEMENT OF WORK

Revision H

October 16, 2014

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT B1: SYSTEM TECHNICAL SPECIFICATIONS

Revision D

October 16, 2014

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT B2: RAN TECHNICAL SPECIFICATIONS

Revision D

October 16, 2014

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT B3: UTS TECHNICAL SPECIFICATIONS

Revision D

October 16, 2014

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT C: PRICING SCHEDULE AND PAYMENT PLAN

Revision K

October 16, 2014

PROPRIETARY NOTICE

All rights reserved. This publication and its contents are proprietary to Hughes Network Systems, LLC. No part of this publication may be reproduced in any form or by any means without the written permission of Hughes Network Systems, LLC, 11717 Exploration Lane, Germantown, Maryland 20876.

HUGHES, HughesNet, IPoS, SPACEWAY, AIReach, Broadband Unbound, and Connect to the future are trademarks of Hughes Network Systems, LLC. All other trademarks are the property of their respective owners.

Copyright © 2009, 2010, 2011, 2012, 2013, 2014 Hughes Network Systems, LLC

REVISION HISTORY

Revision	Issue Date	Scope
A	5/1/2008	Contract version
B	6/16/2009	Contract amendment
C	8/28/2009	Contract amendment
D	3/24/2010	Contract amendment
E	11/4/2011	Contract amendment
F	2/1/2012	Contract amendment
G	9/4/2012	Contract amendment # 8
H	1/18/2013	Contract amendment # 9
J	12/17/2013	Contract amendment # 11
K	10/16/2014	Contract amendment # 12

TABLE OF CONTENTS

SECTION	PAGE
1.0 PRICE SCHEDULE	1-5
1.1 BASELINE RAN AND UTS	1-5
1.2 OPTIONS	1-6
1.3 TIME AND MATERIAL (T&M) RATE	1-7
2.0 PAYMENT MILESTONES AND PLAN	2-1
2.1 PAYMENT MILESTONES AND PLAN FOR RAN & UTC	2-1
2.2 PAYMENT MILESTONES AND RAN FOR CN009	2-3
2.3 PAYMENT MILESTONES AND PLAN FOR AMENDMENT 12 DESIGN CHANGES	2-4

PRICE SCHEDULE

BASELINE RAN AND UTS

BASELINE
Line Item	Supplies/Services	Price (USD)
NON-RECURRING ENGINEERING (NRE)		$ [*]
1
RAN Non-Recurring Engineering (NRE);
Packet RAN, with Iu-PS Rel 7, 256 Kbps return bearer, 1 Mbps forward bearer
Delivery of One Test Gateway (incl. 12 mo. Warranty)
12 months warranty & maintenance for 9 RANs, incl. 1200 hours of engineering support;
Additional Engineering at T&M Rates
(Test UTs NRE and Delivery not included)
UTS Non-Recurring Engineering (NRE):
Satellite Air Interface Chip with Evaluation Platform
Remote Terminal Diagnostic & Monitoring (RTDM) Software Tool w/unlimited license
12 months warranty & maintenance

$ [*]
2	Documentation and Program Reviews	Included
3	Operations and Maintenance Training	$ [*]
4	RAN and UTS NRE Additions	$ [*]
	Multi-country Legal Interception	$ [*]
	UT Diagnostic Feed	Included
	Per-User Forward Power Control	Included
	Multi-country certifications (Per SOW)	Included
	Support E.911 Calling without GPS	$ [*]
	9.6 kb/s bearer in Return Direction	Included
	Additional Diagnostics in RTDM (Spec - Exhibit B3)	$ [*]
	Gateway-to-Gateway Handover for handheld terminal (Delivery date 3 months after the later of RAN #2 OAT & Provisional Acceptance)	$ [*]
	SNMP Configuration MIB	Included
	RAN Diagnostic Specifications	Included
RECURRING		$ [*]
5
Build, delivery, installation, performance verification and testing of 9 RANS (including first article)
Each RAN equipped with 120 VEC or 480 Kb/s capacity, one FDM Channel (same FDM1 (1.25MHz) or FDM2 (2.5 MHz) in all RANs, as selected by SRR)
Delivery Ex-Works Maryland, USA
$ [*]
	Design, build, delivery, installation, performance verification and testing of 9 RANs	$ [*]
	Credit for Customer performing Installation & Commissioning for RAN #6,#7,#8 & #9 (Contractor to provide on-site supervision only for installation, performance verification and testing)	$ [*]
6	Critical Spare Parts - located at each RAN Site	Included
7	Critical Spare Parts - located at Customer Depot	$ [*]
8	Manufacture of prototype & pre-production Satellite Air Interface Chips for delivery to Globalstar	$ [*]
9	Expansion of capacity from 120 VEC/480 Kbps to 200 VEC/800 Kbps in the same FDM channel; for all 9 RANs	$ [*]
	Expansion of capacity from 120 VEC/480 Kbps to 200 VEC/800 Kbps in the same FDM channel; for Laboratory RAN in Milpitas, CA.	$ [*]
10	CN006 Design Implementations	$ [*]
	Maximal Ratio Combining RTN	Included
	Configurability of Paging/Alerting Parameters	Included
	Turn on Additional FDM Channels based on Traffic Demand to conserve Satellite Power	Included
	RAN Limit CCE Transmit Power based on Type and Frequency	Included
	Disable Gateway RFT by Operator Command, overriding RAI	Included

Diagnostic Tools:
(a)    Display/Logging of Decoded Control Channel Information
(b)    Display and Log Measurements made by SAIC Hardware Accelerator
(c)    RTDM can selectively block Overhead Channels
(d)    RTDM Playback
(e)    Display Radio Resource Records
Included
	Alerting as an Optional Feature in SAIC	Included
	Increase Output Power of Evaluation Platform by 0.75dB	Included
	RAI Access Channel Issues to support Hot Spots	Included
	Operator Configurable Beam Boundary Definition per Satellite	Included
	Configurability of Frequency Search Algorithm	Included
	TOTAL CONTRACT PRICE	$ [*]

OPTIONS

OPTIONS
Line Item	Supplies/Services	Price (USD)
1	Unit Price for Additional RANs up to Quantity 25 (Incl. 12 mo h/w Warranty)	$ [*]
Option Validity Period: EDC+79 months (December 2014)
2
Annual Extended Software Maintenance & Support (second year onwards)
Includes RAN & RTDM Software
Includes 1200 hours of engineering support (Ex-works) per year
Additional engineering support available at T&M rates
Start date as defined in Exhibit A, Independeent of number of RANs
SOW as per Exhibit D (on-site support subject to T&M rates)
Total price per year
$ [*]
Option Validity Period: EDC+102 months
3	Annual Extended Hardware Warranty per RAN Start date as defined in Exhibit A SOW as per Exhibit D (on-site support excluded)	$ [*]
Option Validity Period: EDC+86 months
4
Bridge Extended Hardware Warranty per RAN per Month
Available only in the first partial year of extended warranty period of each RAN
Start date as defined in Exhibit A
SOW as per Exhibit D (on-site support excluded)
Price per RAN per month (Monthly rate derived by dividing the prevailing option 3 price by 12 at the time of election)
$ [*]
Option Validity Period: concurrent with Option 3
5	Broadcast Audio/Visual capability in the RAN	$ [*]
Option Validity Period: EDC+2 months
6	Expansion of capacity from 200 VEC/800Kbps to 875VEC/3.5Mbps in the same FDM channel; Price per RAN	$ [*]
Option Validity Period: EDC+73 months
7	Expansion of capacity from one FDM channel with 200VEC/800 Kbps to two FDM channels, 120 VEC/480Kbps in second FDM channel; Both FDM Channels operate within the same 7.5MHz of spectrum	$ [*]
Option Validity Period: EDC+73 months
8	Expansion of capacity from one FDM channel with 200VEC/800 Kbps to two FDM channels, 200 VEC/800Kbps in each FDM channel; Both FDM Channels operate within the same 7.5MHz of spectrum	$ [*]
Option Validity Period: EDC+73 months
9	Expansion of capacity from one FDM channel with 875VEC/3.5 Mbps to two FDM channels, 875 VEC/3.5Mbps in each FDM channel; Both FDM Channels operate within the same 7.5MHz of spectrum	$ [*]
Option Validity Period: EDC+73 months
10	1 Mb/s forward bearer capability in the satellite Air Interface Chip
	NRE	$ [*]
	Recurring incremental cost per chip	$ [*]
Option Validity Period: EDC+2 months
11	Reserved

12	License of Satellite Air Interface Chip Software & Firmware only for use in Customer's own developed Chip (one license per chip)
	Annual quantity = 250,000	[*]
	Annual quantity = 500,000	[*]
	Annual quantity = 1 million +	[*]
Option Validity Period: EDC+96 months
13
Unit Pricing for One-Time Order of Satellite Air Interface Chips
Option Validity Period: exercisable one-time only; expires January 24, 2013
Subject to the following terms: one-time order; 100% payment received Contractor no later than January 24, 2013; order quantity must be in batches of 37,500 units
[*]

TIME AND MATERIAL (T&M) RATE

Time:            [*]
Materials and Travel:    [*]
Rate Validity Period:     EDC+ 36 months; thereafter adjusted for escalation, capped at CPI+1%.

PAYMENT MILESTONES AND PLAN

PAYMENT MILESTONES AND PLAN FOR RAN & UTC

The Payment Milestones and Plan is provided below.

[*]

PAYMENT MILESTONES AND PLAN FOR CN009

[*]

PAYMENT MILESTONES AND PLAN FOR AMENDMENT 12 DESIGN CHANGES

[*]